CASH AND CASH EQUIVALENTS AND INVESTMENTS. ADDITIONAL INFORMATION ON THE CONSOLIDATED STATEMENTS OF CASH FLOWS - Changes in assets/liabilities components (Details) - ARS ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Net (increase) decrease in assets
Trade receivables	$ (260,840)	$ (387,536)	$ (224,190)
Other receivables	(81,291)	(195,643)	(153,225)
Inventories	(6,388)	(45,447)	(15,936)
Total	(348,519)	(628,626)	(393,351)
Net increase (decrease) in liabilities
Trade payables	20,900	736,601	375,298
Salaries and social security payables	83,601	157,794	128,459
Other taxes payables	64,669	95,759	(78,922)
Other liabilities and provisions	(7,401)	39,261	(4,090)
Total	$ 161,769	$ 1,029,415	$ 420,745